1400 Toastmaster Drive, Elgin, Illinois 60120 (847) 741-3300 www.middleby.com
The Middleby Corporation Reports Third Quarter Results
Raises Full-Year Guidance
•Q3 2026 results exceeded high end of guidance range for net sales, Adjusted EBITDA and Adjusted EPS
•Raises FY 2026 guidance; now expects organic net sales growth of +7-8%
•Record Q3 net sales of $653 million increased 7.7% year over year; organic net sales growth of 7.7%
•Announces CEO transition; Steve Spittle will succeed Tim FitzGerald as CEO on April 1, 2027
•Repurchased 1.0 million shares (2.0% of shares outstanding) in Q3 2026 and 4.8 million shares (9.7% of shares outstanding) Q3 YTD 2026
•Operating income of $99 million, compared to $124 million in prior year period, including $26 million of charges in the quarter related to the closure of the Brewing businesses
•Adjusted EBITDA increased 10% to $156 million, compared to $142 million in prior year period
•Adjusted EBITDA margin expanded to 23.9% in Q3 of 2026 from 23.5% in the prior year period
•Diluted GAAP EPS of $0.43, compared to $1.55 in prior year period
•Adjusted EPS increased 19% to $2.07, compared to $1.74 in prior year period
•Q3 2026 net leverage of 2.8x
•Closure of Brewing businesses, announced in September, remains on track for completion by year end
Elgin, Ill, November 5, 2026 - The Middleby Corporation (NASDAQ: MIDD), a global leader in commercial foodservice solutions, today reported net earnings for the third quarter of 2026.
Tim FitzGerald, CEO of the Middleby Corporation said, “We delivered record third quarter net sales and strong organic growth across our commercial foodservice business. Adjusted EBITDA increased 10% from the prior year, and our performance exceeded the high end of our guidance ranges for net sales, Adjusted EBITDA and Adjusted EPS. These results reflect the benefits of our strategic investments, industry-leading innovation and continued focus on customer-driven solutions.”
Tim FitzGerald continued, “Following the successful separation of our Food Processing business and the launch of Midera as an independent public company, Middleby is now a focused, pure-play commercial foodservice leader. We remain committed to disciplined capital allocation and repurchased 1.0 million shares during the third quarter and 4.8 million shares year to date. Our strong third quarter performance and continued business momentum give us confidence to raise our full year 2026 guidance.”
2026 Third Quarter Financial Results
Unless otherwise noted, all results presented are on a reported third quarter continuing operations basis.
•Net sales increased 7.7% in the third quarter compared to the prior year period. Foreign exchange rates had an immaterial impact on the year over year comparison.
•A reconciliation of organic net sales (a non-GAAP measure) by segment is as follows:

($ in millions)	Total Company
Net Sales	$652.6

Reported Net Sales Growth	7.7%
Foreign Exchange Rates	—%
Organic Net Sales Growth(1)(2)	7.7%

(1) Organic net sales growth defined as total sales growth excluding impact of foreign exchange rates.
(2) Totals may be impacted by rounding.

•Adjusted EBITDA (a non-GAAP measure) was $155.8 million in the third quarter compared to $142.2 million in the prior year.
•A reconciliation of organic adjusted EBITDA (a non-GAAP measure) is as follows:

($ in millions)	Total Company(1)
Adjusted EBITDA	$155.8

Adjusted EBITDA %	23.9%
Foreign Exchange Rates	—%
Organic Adjusted EBITDA %(2)(3)(4)	23.9%

(1) Includes corporate and other general company expenses, which impact Adjusted EBITDA, and amounted to $17.6 million.
(2) Organic Adjusted EBITDA defined as Adjusted EBITDA excluding impact of foreign exchange rates.
(3) Totals may be impacted by rounding.
(4) Adjusted EBITDA % excluding Brewing businesses was 24.3%
•On November 4, 2026, the company entered into an amended and restated five-year, $3 billion multicurrency senior secured credit agreement, consisting of a $1.0 billion term loan facility and a $2.0 billion revolving multicurrency credit facility.
•Operating cash flows during the third quarter amounted to $122.6 million compared to $141.0 million in the prior year.
•1.0 million shares were repurchased for $106.5 million during the third quarter.
•Total debt at the end of the 2026 fiscal third quarter amounted to $1.7 billion as compared to $2.1 billion at the end of fiscal 2025. Net debt at the end of the 2026 fiscal third quarter amounted to $1.6 billion as compared to $2.0 billion at the end of fiscal 2025. The total net leverage ratio was 2.8x at the end of the third quarter. Borrowing availability at the end of the third quarter was approximately $1.4 billion based on the amended and restated credit facility.
2026 Outlook
Management also provided the following expectations for the fourth quarter and full year 2026:

	4th Qtr, 2026	Full Year 2026
Net sales	$621-$635 M	$2.519-2.534 B
Organic Growth	4.4%	7.5%
Adjusted EBITDA(1)	$149-153 M	$589-593 M
Adjusted EPS(2)	$1.76-1.92	$7.13-7.29

(1) Includes corporate and other general company operations.
(2) FY 2026 Adjusted EPS expectation is the sum of the four quarters of Adjusted EPS; please reference earnings slides for further detail on guidance.
Conference Call
The company has scheduled a conference call to discuss the third quarter results at 10 a.m. Eastern/9 a.m. Central Time on November 5th. The conference call is accessible through the Investor Relations section of the company website at www.middleby.com. If website access is not available, attendees can join the conference by dialing (844) 676-5090, or (412) 634-6754 for international access. The conference call will be available for replay from the company’s website.

Cautionary Statement Regarding Forward-Looking Statements
Statements in this press release or otherwise attributable to the company regarding the company's business which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our expectations with respect to our future performance. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; changing market conditions; the impact of competitive products and pricing; the timely development and market acceptance of the company's products; the availability and cost of raw materials; the costs, profitability, timing and the financial impact of, and charges associated with, the company’s discontinuing of its brewing businesses; and other risks detailed herein and from time-to-time in the company's SEC filings. Any forward-looking statement speaks only as of the date hereof, and the company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.
About The Middleby Corporation
The Middleby Corporation is a global leader in commercial foodservice solutions. The well-known Middleby brands develop and manufacture a broad portfolio of innovative products for commercial kitchens worldwide. Middleby serves a diverse customer base with equipment and technology offerings that include cooking, warming, beverage, ice and IoT while proudly showcasing its advanced foodservice solutions in four state-of-the-art Middleby Innovation Kitchens across North America and Europe.
Investor relations inquiries:
Rebecca Ellin
SVP of Corporate Development and Investor Strategy
rellin@middleby.com
Media inquiries:
Darcy Bretz
VP of Corporate Communications
dbretz@middleby.com
Kate Schneiderman
Managing Director, ICR
middleby@icrinc.com

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	Three Months Ended		Nine Months Ended
	3rd Qtr, 2026	3rd Qtr, 2025	3rd Qtr, 2026	3rd Qtr, 2025
Net sales	$652,575	$606,001	$1,898,724	$1,749,323
Cost of sales	402,904	368,025	1,154,927	1,044,536
Gross profit	249,671	237,976	743,797	704,787
Selling, general and administrative expenses	128,095	113,836	389,044	355,691
Restructuring expenses	2,456	349	4,623	2,232
Impairments	20,394	—	20,394	—
Income from continuing operations	98,726	123,791	329,736	346,864
Interest expense and deferred financing amortization, net	22,875	25,299	73,898	64,371
Net periodic pension benefit	(2,449)	(1,597)	(7,306)	(4,714)
Other expense/(income), net	1,101	(2,026)	(4,972)	11,890
Earnings from continuing operations before income taxes	77,199	102,115	268,116	275,317
Provision for income taxes	19,167	23,131	68,362	63,617
Earnings from continuing operations before equity in net losses of affiliate	58,032	78,984	199,754	211,700
Equity in losses of affiliate, net of tax	(38,664)	—	(67,559)	—
Net earnings from continuing operations	19,368	78,984	132,195	211,700
Loss from discontinued operations, net of tax	(20,983)	(591,962)	(129,071)	(526,370)
Net (loss)/earnings	$(1,615)	$(512,978)	$3,124	$(314,670)

Net (loss)/earnings per share(1):
Basic from continuing operations	$0.43	$1.56	$2.89	$4.05
Basic from discontinued operations	(0.47)	(11.72)	(2.82)	(10.08)
Basic (loss)/earnings per share	$(0.04)	$(10.15)	$0.07	$(6.02)

Diluted from continuing operations	$0.43	$1.55	$2.88	$4.00
Diluted from discontinued operations	(0.47)	(11.63)	(2.82)	(9.95)
Diluted (loss)/earnings per share	$(0.04)	$(10.08)	$0.07	$(5.95)

Weighted average number of shares
Basic	44,871	50,521	45,810	52,244
Diluted	44,900	50,908	45,829	52,895

(1) Earnings/(loss) per share amounts for continuing operations and discontinued operations are calculated independently and may not sum to total earnings per share due to rounding.

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in 000’s)
(Unaudited)

	Oct 3, 2026	Jan 3, 2026
ASSETS
Cash and cash equivalents	$104,327	$131,657
Accounts receivable, net	418,158	357,729
Inventories, net	522,373	501,855
Prepaid expenses and other	43,370	37,398
Prepaid taxes	23,786	40,548
Current assets of discontinued operations	11,809	1,673,456
Total current assets	1,123,823	2,742,643
Property, plant and equipment, net	263,525	270,587
Goodwill	1,293,539	1,297,332
Other intangibles, net	844,203	887,936
Long-term deferred tax assets	5,777	6,992
Pension benefits assets	114,147	106,444
Equity method investment	73,405	—
Note receivable	84,053	—
Other assets	128,165	140,527
Non-current assets of discontinued operations	—	862,705
Total assets	$3,930,637	$6,315,166

LIABILITIES AND STOCKHOLDERS' EQUITY
Current maturities of long-term debt	$40,320	$40,431
Accounts payable	156,054	132,354
Accrued expenses	355,491	361,814
Current liabilities of discontinued operations	9,928	533,632
Total current liabilities	561,793	1,068,231
Long-term debt	1,708,352	2,101,075
Long-term deferred tax liability	180,356	119,390
Accrued pension benefits	7,147	7,629
Other non-current liabilities	141,972	141,072
Non-current liabilities of discontinued operations	—	101,540
Stockholders' equity	1,331,017	2,776,229
Total liabilities and stockholders' equity	$3,930,637	$6,315,166

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION
(Amounts in 000’s, Except Percentages)
(Unaudited)

Total Company(1)
Three Months Ended October 3, 2026
Net sales	$652,575
Income from continuing operations	$98,726
Income from continuing operations % of net sales	15.1%
Depreciation	7,929
Amortization	11,285
Restructuring expenses	2,012
Acquisition related adjustments	(996)
Facility consolidation related expenses	2,796
Strategic transaction costs	2,331
Stock compensation	5,755
Brewing closure-related charges(2)	25,946
Adjusted EBITDA from continuing operations(3)	$155,784
Adjusted EBITDA from continuing operations % of net sales	23.9%

Three Months Ended September 27, 2025
Net sales	$606,001
Income from continuing operations	$123,791
Income from continuing operations % of net sales	20.4%
Depreciation	7,646
Amortization	10,657
Restructuring expenses	349
Acquisition related adjustments	282
Stock compensation	(494)
Adjusted EBITDA from continuing operations	$142,231
Adjusted EBITDA from continuing operations % of net sales	23.5%

(1) Includes corporate and other general company expenses, which impact Adjusted EBITDA, of $17.6 million and $19.4 million for the three months ended October 3, 2026 and September 27, 2025, respectively.

(2) Brewing closure-related charges for the three months ended October 3, 2026 included $20.0 million of non-cash impairments of long-lived assets, $5.5 million of non-cash other asset write-downs and $0.4 million of severance.

(3) Foreign exchange rates unfavorably impacted Adjusted EBITDA by approximately $0.1 million for the three months ended October 3, 2026.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION
(Amounts in 000’s, Except Percentages)
(Unaudited)

Total Company(1)
Nine Months Ended October 3, 2026
Net sales	$1,898,724
Income from continuing operations	$329,736
Income from continuing operations % of net sales	17.4%
Depreciation	23,567
Amortization	32,466
Restructuring expenses	4,179
Acquisition related adjustments	(2,755)
Facility consolidation related expenses	3,624
Strategic transaction costs	2,741
Stock compensation	20,290
Brewing closure-related charges(2)	25,946
Adjusted EBITDA from continuing operations(3)	$439,794
Adjusted EBITDA from continuing operations % of net sales	23.2%

Nine Months Ended September 27, 2025
Net sales	$1,749,323
Income from continuing operations	$346,864
Income from continuing operations % of net sales	19.8%
Depreciation	22,710
Amortization	32,903
Restructuring expenses	2,232
Acquisition related adjustments	207
Stock compensation	6,168
Adjusted EBITDA from continuing operations	$411,084
Adjusted EBITDA from continuing operations % of net sales	23.5%

(1) Includes corporate and other general company expenses, which impact Adjusted EBITDA, of $54.5 million and $58.6 million for the nine months ended October 3, 2026 and September 27, 2025, respectively.

(2) Brewing closure-related charges for the nine months ended October 3, 2026 included $20.0 million of non-cash impairments of long-lived assets, $5.5 million of non-cash other asset write-downs and $0.4 million of severance.

(3) Foreign exchange rates favorably impacted Adjusted EBITDA by $1.6 million for the nine months ended October 3, 2026.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	Three Months Ended
	3rd Qtr, 2026		3rd Qtr, 2025
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$19,368	$0.43	$78,984	$1.55
Amortization(1)	11,910	0.27	12,724	0.25
Restructuring expenses	2,012	0.04	349	0.01
Acquisition related adjustments	(996)	(0.02)	282	0.01
Facility consolidation related expenses	2,796	0.06	—	—
Net periodic pension benefit	(2,449)	(0.05)	(1,597)	(0.03)
Strategic transaction costs	2,331	0.05	—	—
Change in fair value of note receivable	2,826	0.06	—	—
Equity in losses of affiliate, net	38,664	0.86	—	—
Brewing closure-related charges(2)	25,946	0.58	—	—
Income tax effect of pre-tax adjustments	(9,519)	(0.21)	(2,669)	(0.05)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(3)	—	—	—	—
Adjusted net earnings from continuing operations	$92,889	$2.07	$88,073	$1.74

Diluted weighted average number of shares	44,900		50,908
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(3)	—		(334)
Adjusted diluted weighted average number of shares	44,900		50,574

	Nine Months Ended
	3rd Qtr, 2026		3rd Qtr, 2025
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$132,195	$2.88	$211,700	$4.00
Amortization(1)	34,342	0.75	38,543	0.73
Restructuring expenses	4,179	0.09	2,232	0.04
Acquisition related adjustments	(2,755)	(0.06)	207	—
Facility consolidation related expenses	3,624	0.08	—	—
Net periodic pension benefit	(7,306)	(0.16)	(4,714)	(0.09)
Strategic transaction costs	2,741	0.06	—	—
Change in fair value of note receivable	(1,673)	(0.04)	—	—
Equity in losses of affiliate, net	67,559	1.47	—	—
Brewing closure-related charges(2)	25,946	0.57	—	—
Income tax effect of pre-tax adjustments	(13,541)	(0.29)	(8,378)	(0.16)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(3)	—	—	—	0.06
Adjusted net earnings from continuing operations	$245,311	$5.35	$239,590	$4.58

Diluted weighted average number of shares	45,829		52,895
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(3)	—		(624)
Adjusted diluted weighted average number of shares	45,829		52,271

(1) Includes amortization of deferred financing costs and convertible notes issuance costs.
(2) Brewing closure-related charges for the three and nine months ended October 3, 2026 included $20.0 million of non-cash impairments of long-lived assets, $5.5 million of non-cash other asset write-downs and $0.4 million of severance.

(3) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company's capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash. Given the settlement of the convertible notes in the third quarter of 2025 the weighted average number of shares will no longer require an adjustment in 2026.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION
(Amounts in 000’s)
(Unaudited)

	Three Months Ended		Nine Months Ended
	3rd Qtr, 2026	3rd Qtr, 2025	3rd Qtr, 2026	3rd Qtr, 2025
Net Cash Flows Provided By (Used In):
Operating activities	$122,597	$140,955	$258,291	$298,748
Investing activities(1)	(5,801)	(7,241)	546,209	(27,196)
Financing activities	(80,823)	(457,932)	(854,053)	(853,848)

Free Cash Flow
Cash flow from operating activities	$122,597	$140,955	$258,291	$298,748
Less: Capital expenditures	(5,801)	(7,283)	(18,366)	(22,624)
Free cash flow	$116,796	$133,672	$239,925	$276,124

(1) Includes proceeds from sale of 51% interest in Residential Kitchen Equipment Group, net of cash transferred, of $564.6 million for the nine months ended October 3, 2026.

	Oct 3, 2026	Jan 3, 2026
Current maturities of long-term debt	$40,320	$40,431
Long-term debt	1,708,352	2,101,075
Total debt	1,748,672	2,141,506
Less: Cash and cash equivalents	(104,327)	(131,657)
Net debt	$1,644,345	$2,009,849

LTM Adjusted EBITDA	579,737
Net Leverage Ratio	2.8x

Three Months Ended 3rd Qtr, 2026
Net sales	$652,575
Less: Brewing businesses	(5,392)
Net sales excluding Brewing businesses	$647,183

Income from continuing operations	$98,726
Less: Brewing businesses	27,705
Income from continuing operations excluding Brewing businesses	$126,431
Depreciation	7,895
Amortization	10,954
Restructuring expenses	2,012
Acquisition related adjustments	(996)
Facility consolidation related expenses	2,796
Strategic transaction costs	2,331
Stock compensation	5,755
Adjusted EBITDA from continuing operations excluding Brewing businesses	$157,178

Adjusted EBITDA from continuing operations as % of net sales excluding Brewing businesses	24.3%

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION
(Amounts in 000’s)
(Unaudited)

	1st Qtr, 2026	2nd Qtr, 2026
Net sales	$615,536	$630,613

Income from continuing operations	$110,669	$120,341
Depreciation	7,795	7,843
Amortization	10,623	10,558
Restructuring expenses	1,596	571
Acquisition related adjustments	178	(1,937)
Facility consolidation related expenses	—	828
Strategic transaction costs	—	410
Stock compensation	8,531	6,004
Adjusted EBITDA from continuing operations	$139,392	$144,618

	1st Qtr, 2025	2nd Qtr, 2025	3rd Qtr, 2025	4th Qtr, 2025	Full Year 2025
Net sales	$562,717	$580,605	$606,001	$601,724	$2,351,047

Income from continuing operations	$108,063	$115,010	$123,791	$108,374	$455,238
Depreciation	7,455	7,609	7,646	8,277	30,987
Amortization	11,294	10,952	10,657	10,654	43,557
Restructuring expenses	1,137	746	349	519	2,751
Acquisition related adjustments	(237)	162	282	(1,877)	(1,670)
Stock compensation	2,001	4,661	(494)	4,698	10,866
Impairments	—	—	—	9,298	9,298
Adjusted EBITDA from continuing operations	$129,713	$139,140	$142,231	$139,943	$551,027

	1st Qtr, 2026		2nd Qtr, 2026
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$67,807	$1.44	$45,020	$0.99
Amortization(1)	11,247	0.24	11,183	0.25
Restructuring expenses	1,596	0.03	571	0.01
Acquisition related adjustments	178	—	(1,937)	(0.04)
Facility consolidation related expenses	—	—	828	0.02
Strategic transaction costs	—	—	410	0.01
Net periodic pension benefit	(2,429)	(0.05)	(2,428)	(0.05)
Change in fair value of note receivable	(1,806)	(0.04)	(2,693)	(0.06)
Equity in losses of affiliate, net	—	—	28,895	0.64
Income tax effect of pre-tax adjustments	(2,578)	(0.05)	(2,041)	(0.05)
Adjusted net earnings from continuing operations	$74,015	$1.57	$77,808	$1.72

Diluted weighted average number of shares	47,243		45,343
Adjusted diluted weighted average number of shares	47,243		45,343

(1) Includes amortization of deferred financing costs and convertible notes issuance costs.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	1st Qtr, 2025		2nd Qtr, 2025
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$69,143	$1.27	$63,573	$1.20
Amortization(1)	13,091	0.24	12,728	0.24
Restructuring expenses	1,137	0.02	746	0.01
Acquisition related adjustments	(237)	—	162	—
Net periodic pension benefit	(1,516)	(0.03)	(1,601)	(0.03)
Income tax effect of pre-tax adjustments	(2,831)	(0.05)	(2,900)	(0.05)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(2)	—	0.02	—	0.01
Adjusted net earnings from continuing operations	$78,787	$1.47	$72,708	$1.38

Diluted weighted average number of shares	54,621		53,154
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(2)	(1,028)		(511)
Adjusted diluted weighted average number of shares	53,593		52,643

	3rd Qtr, 2025		4th Qtr, 2025
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$78,984	$1.56	$62,202	$1.24
Amortization(1)	12,724	0.25	11,323	0.23
Restructuring expenses	349	0.01	519	0.01
Acquisition related adjustments	282	0.01	(1,877)	(0.04)
Net periodic pension benefit	(1,597)	(0.03)	(1,580)	(0.03)
Impairments	—	—	9,298	0.19
Income tax effect of pre-tax adjustments	(2,669)	(0.05)	(3,819)	(0.08)
Adjusted net earnings from continuing operations	$88,073	$1.74	$76,066	$1.52

Diluted weighted average number of shares	50,908		50,032
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(2)	(334)		—
Adjusted diluted weighted average number of shares	50,574		50,032

(1) Includes amortization of deferred financing costs and convertible notes issuance costs.
(2) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company's capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	Full Year 2025
	$	Diluted per share
Net earnings from continuing operations	$273,902	$5.25
Amortization(1)	49,866	0.96
Restructuring expenses	2,751	0.05
Acquisition related adjustments	(1,670)	(0.03)
Net periodic pension benefit	(6,294)	(0.12)
Impairments	9,298	0.18
Income tax effect of pre-tax adjustments	(12,289)	(0.24)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(2)	—	0.05
Adjusted net earnings from continuing operations	$315,564	$6.10

Diluted weighted average number of shares	52,179
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(2)	(468)
Adjusted diluted weighted average number of shares	51,711

(1) Includes amortization of deferred financing costs and convertible notes issuance costs.
(2) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company's capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash.

USE OF NON-GAAP FINANCIAL MEASURES
The company supplements its consolidated financial statements presented on a GAAP basis with this non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Reconciliations of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not available because the timing and magnitude of certain items cannot be reasonably estimated at this time without unreasonable effort.
The company believes that organic net sales growth, adjusted EBITDA, organic adjusted EBITDA, net debt, net leverage, adjusted net earnings and adjusted diluted per share measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating performance for business planning purposes. The company also believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in its opinion, do not reflect its core operating performance including, for example, intangibles amortization expense, impairment charges, restructuring expenses, and other charges which management considers to be outside core operating results.
The company believes that free cash flow is an important measure of operating performance because it provides management and investors with a measure of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, repaying debt and repurchasing our common stock.
The company believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Middleby uses internally for purposes of assessing its core operating performance.